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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.        )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of Commission Only (as permitted by Rule
         14a-6(e)(2))
[ ]      Definitive Proxy Statement
[X]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                          ENVIRODYNE INDUSTRIES, INC.
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                (Name of Registrant as Specified in its Charter)

                               ZAPATA CORPORATION
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2)     Aggregate number of securities to which transaction applies:

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         (3)     Per unit price or other underlying value of transaction
                 computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)     Proposed maximum aggregate value of transaction:

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         (5)     Total fee paid:

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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

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         (2)     Form, Schedule or Registration Statement No.:

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         (3)     Filing Party:

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         (4)     Date Filed:

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                               ZAPATA CORPORATION


Dear Fellow Stockholder of Envirodyne:

Please accept our thanks for sending in your BLUE Proxy Card for the Annual Meeting of Envirodyne Industries, Inc. scheduled to be held on May 16, 1997.

To avoid the possibility of the validity of your BLUE Proxy Card being challenged or disqualified for the reason(s) indicated below, we are requesting that you sign, date and mail the enclosed new BLUE Proxy Card with the correction indicated below in the self-addressed envelope provided for your convenience. This new BLUE Proxy Card will automatically revoke any previous proxy when it is returned to us.

[  ]     YOUR PREVIOUS BLUE PROXY CARD WAS UNSIGNED. (If signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

[  ]     YOUR PREVIOUS BLUE PROXY CARD WAS UNDATED. (Please date, sign and return the new BLUE Proxy Card in the enclosed envelope).

[  ]     YOUR PREVIOUS BLUE PROXY CARD OMITTED YOUR TITLE OR AUTHORITY. (If
         signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

[  ]     YOUR PREVIOUS BLUE PROXY CARD, AS SIGNED, DID NOT CONFORM TO THE NAME
         SHOWN ON THE PROXY. (Please date and sign this BLUE Proxy Card exactly as the registration appears on the BLUE Proxy Card, including your full title if signing other than in an individual capacity.) If the registration is in the name of a custodian for the benefit of a minor, the custodian must sign and indicate the custodian's capacity. If you are a beneficiary 18 years or older, you may sign as long as you indicate your age.

[  ]     YOUR PREVIOUS BLUE PROXY CARD, AS MARKED, DID NOT CLEARLY SPECIFY YOUR
         INSTRUCTIONS. Please sign, date and clearly mark your new BLUE Proxy Card.

[  ]     OTHER


Since time is of the essence, we would greatly appreciate your signing, dating and mailing the enclosed BLUE Proxy Card as soon as possible. Please mail it in the envelope provided for your convenience. Once again, we greatly appreciate your support.

Sincerely,


Zapata Corporation